                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 29, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

Delaware                         333-112231                     13-3416059
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

         250 Vesey Street
4 World Financial Center 28th Floor                                      10080
        New York, New York
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(Address of principal executive offices)                                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

      Filing of Legality Opinion

      Attached as Exhibit 99.28 is the opinion of Dechert LLP with respect to legality of the Ownit Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2004-1.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:


             Item 601(a)
             of Regulation S-K
             Exhibit No.                                 Description
             -----------                                 -----------
             (99.28)                                     Legal Opinion

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                        By:     /s/ Matthew Whalen
                                                ------------------
                                        Name:   Matthew Whalen
                                        Title:  President

Date:  October 29, 2004

                                 EXHIBIT INDEX

Exhibit No.                 Description               Page No.
-----------                 -----------               --------
99.28                       Legal Opinion             5